Exhibit 10.17

*** Text omitted and filed separately

with the Securities and Exchange Commission

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80 (b) (4)

And 240.24b-2

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (this “Agreement”) effective as of January 1, 2006 (the “Effective Date”), is entered into between BIOSITE INCORPORATED, a corporation under the laws of the State of Delaware (“Biosite”), having a place of business at 9975 Summers Ridge Road, San Diego, California 92121, and FISHER SCIENTIFIC COMPANY L.L.C., a Delaware Limited Liability Company represented by its FISHER HEALTHCARE division, (“FHC”), having a place of business at 9999 Veterans Memorial Drive, Houston, Texas 77038.

WITNESSETH

WHEREAS, Biosite and Curtin Matheson Scientific (predecessor in interest to FHC) entered into a Distribution Agreement dated as of November 11, 1991 (as amended, the “1991 Distribution Agreement”), which terminated on December 31, 1997.

WHEREAS, Biosite and FHC entered into a new Distribution Agreement effective as of January 1, 1998 (as amended, the “1998 Distribution Agreement”), which terminated on December 31, 2000.

WHEREAS, Biosite and FHC entered into a Distribution Agreement effective as of January 1, 2001 (as amended, the “2001 Distribution Agreement”), which terminated on December 31, 2003.

WHEREAS Biosite and FHC entered into a new Distribution Agreement effective as of January 1, 2004, which was amended by Amendment No. 1 to Distribution Agreement, Amendment No. 2 to Distribution Agreement, Amendment No. 3 to Distribution Agreement, Amendment No. 4 to Distribution Agreement, Amendment No. 5 to Distribution Agreement and that certain Letter from Thomas Watlington to [***] dated March 31, 2004 (as amended, the “2004 Distribution Agreement”). The 1991 Distribution Agreement, the 1998 Distribution Agreement, the 2001 Distribution Agreement and the 2004 Distribution Agreement, collectively, are referred to as the “Previous Distribution Agreements”.

WHEREAS, the parties desire to terminate the 2004 Agreement, and to enter into this Agreement setting forth the terms of their business relationship, effective as of the Effective Date.

NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants of the parties herein set forth, the parties hereby agree as follows:

1.             Products.

(a)           For purposes of this Agreement, the “Products” shall mean, collectively, [***], [***], [***], [***], [***] and [***].

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(b)           For purposes of this Agreement, the “[***]” shall mean the Biosite products described in Schedule N.

(c)           For purposes of this Agreement, the “[***]” shall mean the Biosite products described in Schedule B.

(d)           For purposes of this Agreement, the “[***]” shall mean the Biosite products described in Schedule C.

(e)           For purposes of this Agreement, the “[***]” shall mean the Biosite products described in Schedule D.

(f)            For purposes of this Agreement, the “[***]” shall mean the Biosite products described in Schedule E-1 and Schedule E-2.

(g)           For purposes of this Agreement, the [***] shall mean the new [***] products which FHC exercises its right under Section 1(k) to add to this Agreement.

(h)           For purposes of this Agreement, [***] shall mean [***] that either (i) comprise a new line of products launched after the Effective Date, or (ii) are added after the Effective Date to a line of products (e.g., the [***] line, [***] line, and [***] line) existing as of the Effective Date (other than products that merely add, remove or substitute one or more new markers to an existing product, or products that merely add one or more new features (e.g., a multi-marker index) to an existing product). [***], without limitation, will include (pending completion of clinical development and regulatory approval) the [***], [***].

(i)            For purposes of this Agreement, “Improved Products” shall mean all New Products other than Uniquely New Products. Improved Products, without limitation, will include (pending completion of clinical development and regulatory approval) the [***] with [***] and [***] products currently under development by Biosite.

(j)            For purposes of this Agreement, [***] shall mean [***], [***] and those [***] that Biosite classifies (in its sole and absolute discretion, as evidenced by express written notice to FHC) as [***]. Following [***] and [***], the [***] by Biosite shall be classified by Biosite as an [***]. If a [***] merely [***] one or more [***] to a previously launched [***], or a product that merely [***] (e.g., a [***]) to a previously launched [***], then following [***], such [***] also shall be an [***]; provided, however, for purposes of calculating the GSMR for such [***] under Section 5(f), the first sale of such [***] by Biosite to FHC hereunder shall be deemed to be either (i) the [***] of the [***] of such [***] by Biosite to FHC hereunder, or (ii) the date of the [***] of such previously launched [***] by Biosite to

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FHC hereunder, in each case as determined by Biosite in its sole discretion and set forth in a written notice to FHC.

(k)           If Biosite desires to offer for sale in the Territory or Physician Office Practices any new Biosite immunoassay diagnostic product (including any product improvements, updates or product line extensions) (i) for which Biosite or the applicable third party manufacturer has received all applicable governmental approvals to sell and use in the Territory and Physician Office Practices after the date of this Agreement, (ii) which Biosite is not prohibited by law or contract from selling to FHC hereunder, and (iii) which Biosite offers for sale, then Biosite shall offer to FHC in writing the opportunity to add such new Biosite immunoassay diagnostic product to this Agreement; provided, however, that (A) if at such time FHC has the right to sell or distribute any product of a third party in the Territory which is competitive with such new Biosite immunoassay diagnostic product (excluding any product that meets one or more of the exceptions described in Section 3(b)(i)(i-vi), then Biosite shall have no obligation to offer to FHC the opportunity to add such new Biosite immunoassay diagnostic product (or to any improved or updated versions thereof) to this Agreement, and (B) if either party has [***] under [***], then Biosite thereafter shall have no obligation to offer to FHC the opportunity to add any new Biosite immunoassay diagnostic product to this Agreement. Notwithstanding the preceding, in the event that Biosite desires to offer for sale in the Territory or Physician Office Practices any such new Biosite immunoassay diagnostic product as described above, and at such time, FHC has the right to sell or distribute any product of a third party in the Territory which is competitive with such new Biosite immunoassay diagnostic product (excluding any product that meets one or more of the exceptions described in Section 3(b)(i)(i-vi)), the parties shall negotiate in good faith the terms under which Biosite would offer to FHC the opportunity to add such new Biosite immunoassay diagnostic product (including any improved or updated version or product line extension thereof) to this Agreement. If the parties are unable to reach a mutually acceptable agreement for the distribution of the applicable product after such good faith negotiations, Biosite, at its sole option, shall have no obligation to offer such product to FHC for distribution (or the product improvements, updates or product line extensions thereof). Without limiting the generality of the foregoing, if as part of the negotiations described in the preceding sentence FHC agrees to discontinue the distribution of such competitive product as a condition precedent to adding such new Biosite immunoassay diagnostic product to this Agreement, Biosite shall be obligated to offer such new Biosite immunoassay diagnostic product to Fisher under the terms of this Section 1(k). If FHC gives Biosite express written notice of FHC’s acceptance of such offer for such new Biosite immunoassay diagnostic product within [***] days after FHC receives Biosite’s written offer to add such new Biosite immunoassay diagnostic product to this Agreement, then such new Biosite immunoassay diagnostic product shall be added to this Agreement (subject to Fisher’s discontinuation of the distribution of such competitive product, if applicable, as a condition precedent). If FHC fails to give Biosite express written notice of FHC’s acceptance of such offer for such new Biosite immunoassay diagnostic product within [***] days after FHC receives Biosite’s written offer to add such new Biosite immunoassay diagnostic product to this Agreement, then FHC shall have no rights in or to such new Biosite immunoassay diagnostic product (or to any improved or updated versions thereof) under this Agreement or otherwise.

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(l)            Biosite shall provide all required Material Safety Data Sheets, if any, for any Product containing hazardous chemicals or otherwise as required by federal, state or local law.

2.             Grant of Distributorship.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, Biosite hereby appoints FHC, and FHC accepts such appointment, as the [***] distributor of the Products in the Territory during the Term. For purposes of this Agreement, “[***]” shall mean, with respect to any Product, that Biosite (under the terms and conditions of Section 2(e)) and FHC (on the terms and conditions in this Agreement) and [***] other third party (to be determined by Biosite, [***], [***] or [***], or any of [***] or [***], and which [***], [***] or [***], or any of [***] or [***], as a [***]), shall have the right to promote, market, sell and distribute the Products in each segment of the Territory. During the Term, Biosite shall not use [***], [***] or [***], or any of [***] or [***], as a third party logistics provider for the Products in the Territory. Any agreement between Biosite and such third party distributor allowed under this Section 2(a) shall contain language that prohibits during the Term the provision at any point in the distribution chain other than for end-use, of Product to [***], [***] or [***], or any of [***] or [***]. Biosite shall inform FHC of any such appointment in writing not less than [***] days prior to initiating distribution with any such third party. FHC may distribute the Products hereunder only through FHC or its subdistributors existing as of the Effective Date, which are listed in Schedule G. FHC shall not appoint subdistributors hereunder, other than those listed in Schedule G without Biosite’s prior express written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, Biosite reserves the rights described in Section 2(e).

(b)           Notwithstanding anything to the contrary set forth in this Agreement, upon the terms and subject to the conditions set forth in this Agreement, Biosite hereby appoints FHC, and FHC accepts such appointment, as the [***] distributor of the Products in the [***] (as defined below) during this Agreement. FHC may distribute the Products hereunder only through FHC or its subdistributors existing as of the Effective Date, which are listed in Schedule G. FHC shall not appoint subdistributors hereunder, other than those listed in Schedule G without Biosite’s prior express written consent, which shall not be unreasonably withheld.

(c)           The “Territory” consists of [***] in the United States and its territories (including without limitation, Puerto Rico): (1) the “[***]”, and (2) the “[***].” The [***] shall mean:[***]. The [***] shall mean those [***] of [***] or more [***] that have [***] from [***] any Product at any time [***], through [***], as evidenced by

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written notice provided by FHC to Biosite in accordance with the 2004 Distribution Agreement. The Territory shall not include any areas or any market segment not described in this Section 2(c) without the prior written consent of Biosite, which consent may be withheld at Biosite’s sole discretion. Other than as expressly set forth in Section 2(i) regarding [***], FHC shall not be permitted to sell the Products in any areas or to any market segment not described in this Section 2(c) without the prior written consent of Biosite, which consent may be withheld at Biosite’s sole discretion. FHC shall take reasonable steps to limit the likelihood that FHC’s customers in the Territory and [***] purchase Products for resale in the [***] (as defined below but not including the [***] of [***] or more [***]).

(d)           All areas and market segments not included in the definition of the Territory and [***] shall be hereinafter referred to as the “[***].” Biosite shall retain all rights to promote, market, sell and distribute (either directly or through others) the Products in the [***] and [***]. Except as otherwise set forth in this Agreement, Biosite shall not be permitted to sell the Products in the Territory and shall take reasonable steps to limit the likelihood that Biosite’s customers in the [***] and [***] purchase Products for resale into the Territory. Included in the [***], without limitation, are all market segments in countries outside of the United States and its territories (including without limitation, Puerto Rico) and the following customer groups in the United States and its territories (including without limitation, Puerto Rico): physician group practices of [***] or more physicians other than the [***]; probation and parole programs; public and private sector workplace testing; industrial laboratories; non-hospital military on-site testing programs (i.e., ADCO, recruiting centers); high school, college, university and professional sports programs; government agencies; public carriers; and veterinary clinics and animal testing. For the sake of clarity, physician group practices of [***] or more physicians other than the [***] shall be included in both the definitions of [***] and [***].

(e)           Nothing herein shall prohibit Biosite from:

(i)            promoting, marketing, distributing and selling the [***] to [***] (or its affiliates) without restriction;

(ii)           distributing (but not selling) Products within the Territory only for purposes of pre-market clinical testing or evaluation of Products or testing of Product improvements or enhancements prior to market introduction or distributing (but not selling) Products within the Territory for post-market research or educational purposes;

(iii)          promoting, marketing, soliciting and receiving orders for the sale by FHC, its subdistributors listed on Schedule G (with FHC’s consent), and its co-exclusive distributor of Products within the Territory as allowed under the terms and conditions of this Agreement;

(iv)          promoting, marketing, selling and distributing any Product directly to a customer (A) listed on Schedule 2(e)(iv) (B) which states in writing to FHC (either directly

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or through Biosite but that nevertheless is a writing on customer letterhead) prior to Biosite’s first sale to such customer that such customer will only buy such Product directly from Biosite (or any other Biosite distributor properly appointed under the terms and conditions of this Agreement), but only after Biosite identifies the customer to FHC’s Vice President of Marketing (or his or her designee) and specifies the reason such customer refuses to buy from FHC, or (C) who purchases not more than [***] of Products during any [***] period, but only to the extent that the aggregate amount of Products purchased by all such customers during such same twelve month period is less than [***]; and

(v)           promoting, marketing, selling and distributing, or permitting any third party to promote, market, sell or distribute, any Product (A) in the [***], (B) in any territory or market segment during the Extended Term (if applicable as described in Section 6(a) of this Agreement), or (C) in the event that FHC exercises the opt out right described in Section 3(b); provided, however, that the [***] shall remain a [***] Product as defined in Section 2(a) above for the Term.

(f)            FHC shall not negotiate or execute an agreement with a group purchasing organization (integrated delivery network or similar entity) with respect to [***] customers without the written consent of Biosite, which shall not be unreasonable withheld. FHC shall pay any group purchasing organization’s administrative fees applicable to FHC’s national contracts. Biosite shall pay any group purchasing organization’s administrative fees applicable to Biosite’s national contracts. Each of FHC and Biosite shall pay [***] of the administrative fees imposed by [***], [***] regarding the purchase of the Products through FHC, provided that neither party can amend the amount of administrative fee imposed by [***] without the other party’s prior written consent. The language contained in this Section 2(f) shall control over any conflicting language contained in this Agreement.

(g)           (i)            If FHC in good faith enters into a written agreement (excluding a purchase order or Multi-product Agreement (as defined below)) with a Contract Customer (as defined below) relating to the purchase and sale of Products, such written agreement shall be substantially in the form of Biosite’s then-current form written agreement for the applicable transaction (the “Form Agreement”), provided that FHC may (1) remove the Biosite logo and insert the FHC logo, (2) delete “Biosite” as the signatory, (3) insert terms concerning shipment and payment as exist between FHC and the Contract Customer, (4) expressly provide that Biosite and not FHC shall be responsible for all warranty services (in accordance with Biosite’s standard warranty terms and conditions), and product liability issues and third party intellectual property claims to the extent caused by Biosite’s negligence or intentional misconduct, and (5) insert terms and conditions limiting FHC’s liability to the applicable customer to the extent permitted by applicable law (provided that such terms and conditions shall in no event provide that Biosite shall have additional obligations or liability to the applicable customer). Subject to the immediately preceding sentence, FHC shall not revise the terms or conditions of a Form Agreement without obtaining Biosite’s prior written approval.

(ii)           Subject to Section 5(e) below, Biosite shall have the right to enter into written agreements with Contract Customers of FHC for distribution of Products by FHC to such Contract Customers, provided that Biosite shall not obligate FHC to: (i) provide warranty

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services or indemnity to Contract Customers regarding the Products (and each such written agreement shall contain language substantially similar to the language set forth in paragraphs A and B of Schedule J attached to this Agreement); or (ii) deliver the Products other than in accordance with FHC’s standard delivery terms and conditions unless (a) FHC fails to reject, within three (3) business days after delivery of a written request by Biosite to FHC’s Controller, Biosite’s request to include in the Contract Customer agreement delivery terms that are inconsistent with FHC’s standard delivery terms or (b) [***] agrees to be [***] for all additional [***] to the extent resulting from the [***] being [***] terms. Subject to the foregoing, the following shall apply: (1) Biosite shall use reasonable efforts to include language substantially similar to the language set forth in paragraphs A and B of Schedule J attached hereto in any agreement with a Contract Customer as described in the preceding sentence; and (2) Biosite shall provide written notice to FHC’s Legal Department in the event that Biosite desires to enter into an agreement with a Contract Customer that does not contain language substantially similar to the language set forth in paragraph B of Schedule J and Biosite shall not enter into such an agreement with such Contract Customer in the event that FHC’s Legal Department provides, within three (3) business days after delivery of a written request by Biosite, reasonable notice and reasons for rejecting such request by Biosite.

(iii)          The parties shall cooperate in good faith to facilitate the execution by Contract Customers of any such written agreement based on the applicable Form Agreement and as provided in this Section 2(g). Provided that the purpose of the agreement is not primarily for the distribution of Products by FHC, FHC may in good faith enter into written agreements with FHC customers relating to the distribution by FHC to such FHC customers of multiple products including Products and multiple products of third party manufacturers (a “Multi-product Agreement”).

(iv)          FHC shall not obligate or give the right to any FHC customer to purchase any Products beyond the Term, without the prior written consent of Biosite.

(v)           “Contract Customer” shall mean a [***] that purchases a Product from [***] pursuant to a [***] (excluding a [***]) between FHC and such customer whether [***] or [***]; provided, however, “Contract Customer” shall not include [***] with which [***] has entered into its [***].

(vi)          Notwithstanding anything to the contrary herein, if a Contract Customer’s agreement with FHC has a term that extends beyond the Term for any reason, then such Contract Customer’s agreement with FHC shall be assignable to Biosite following the termination of this Agreement, provided that Biosite provides FHC with a letter from the Contract Customer to FHC requesting the assignment of such Contract Customer’s agreement to Biosite. If any Contract Customer does not so direct FHC to assign its agreement to Biosite, FHC shall be responsible for servicing such Contract Customer for the term of the Contract Customer’s agreement, if that agreement should extend past the date of termination of this Agreement. Any request for assignment of a FHC Contract Customer’s agreement shall be subject to the provisions of Section 6(c) of this Agreement with respect to mutual agreement of the Message. In order to allow FHC to service non-assigning Contract Customers following the

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termination of this Agreement, Biosite shall, if FHC so elects, sell Products to FHC upon the terms and conditions set forth herein following the termination of this Agreement for distribution to the non-assigning Contract Customers, and the terms and conditions of this Agreement shall survive to the extent applicable to the sale by Biosite to FHC, and the subsequent distribution by FHC to the non-assigning Contract Customers (and not to any other customer), of such Products. For the avoidance of doubt, it is understood that during any such period, the relationship between FHC and Biosite shall be non-exclusive.

(h)           Notwithstanding anything to the contrary, upon [***] advance written notice to FHC (the “Event Notice”), Biosite may, in its sole discretion, (i) discontinue the manufacture, sale or supply of [***] into the general commercial market (but not to FHC only), and (ii) sell or transfer its [***] line of products (or such portion of Biosite’s business that pertains to the [***]). [***] days after receipt of an Event Notice, (i) FHC shall no longer have the right to distribute, and shall cease distributing, the [***] other than such [***] that are already in FHC’s inventory, and (ii) this Agreement shall terminate with respect to [***] only, subject to Section 6(c) and other than for purposes of Sections 5(g) and 5(h).

(i)            Notwithstanding anything to the contrary set forth in the Agreement, upon the terms and subject to the conditions set forth in this Agreement and clauses (i) through (vi) of this Section 2(i), Biosite appoints FHC, and FHC accepts such appointment, as a non-exclusive distributor of the Products in the [***].

(i)            At Biosite’s request, Fisher shall submit to Biosite such reports as are customarily provided by FHC to suppliers similarly situated with Biosite. All such sales reports are, and shall remain the property of FHC, and shall be subject to Section 9 of this Agreement, but may be used by Biosite solely for the purposes of performance of its obligations and the exercise of its rights under the Agreement.

(ii)           FHC may distribute the Products hereunder only through FHC or its subdistributors existing as of the Effective Date, which are listed in Schedule G of this Agreement. FHC shall not appoint subdistributors hereunder, other than those listed in Schedule G without Biosite’s prior express written consent, which shall not be unreasonably withheld.

(iii)          With respect to sales to [***], each party shall perform its obligations as set forth in Schedule M.

(j)            “[***]” means [***] the premises of the foregoing [***], but specifically excluding (i) the [***], (ii) [***] (including [***]), including, but not limited to the [***], (iii) [***] that are not specified above, (and (iv) the [***]. “[***]” means those [***] and [***] located within the premises of the foregoing

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[***], who prior to [***], received a [***] from or through an [***] to the customer.

3.             Conduct of FHC.

(a)           During the Term, FHC shall use its good faith commercial efforts and facilities (i) to promote, market, distribute and sell the Products within the Territory and [***], and (ii) to take no action which would interfere with Biosite’s efforts to develop and maintain the reputation of and goodwill with respect to the Products, provided that the parties acknowledge that FHC’s actions allowed by the second sentence of Section 3(b)(i) shall not constitute a breach of the foregoing obligation. During such period after the Term that FHC continues to have the right hereunder to sell Products to any customers, FHC shall use its good faith commercial efforts and facilities (i) to promote, market, distribute and sell the Products to such customers, and (ii) to take no action which would interfere with Biosite’s efforts to develop and maintain the reputation of and goodwill with respect to the Products, provided that the parties acknowledge that FHC’s promoting, marketing, distributing and selling products that are competitive with the Products during the Period after the Term shall not constitute interference with Biosite’s efforts to develop and maintain the reputation and goodwill with respect to the Products. During the Term, FHC shall provide not less than an aggregate of [***] full pages of advertising for available Products in all of FHC’s General Catalogs. With respect to each [***] and [***], FHC shall permit Biosite access to its sales representatives for at least one full day per Product for the purpose of providing training of FHC’s sales representatives in the demonstration and use of the Products on such dates (which shall be not later than [***] months following the launch of such Product in the Territory and [***]) and in such locations as mutually acceptable to the parties. FHC shall provide Biosite with samples of any such Product advertising and sales literature prior to printing and distribution of same, and Biosite shall have the right to approve the Product advertisement(s), which approval shall not be unreasonably withheld or delayed. FHC shall use its good faith commercial efforts to inform customers and potential customers of the availability and desirability of the Products; to handle promptly all inquiries, quotations, correspondence and orders; and to assist customers in the proper use of the Products and the referral of customers to Biosite for the solution of technical application problems.

(b)           Non-Compete.

(i)            Except as otherwise set forth in this Section 3(b), and except with respect to the [***], provided that Biosite supplies sufficient Products to FHC to satisfy FHC’s purchase of the Products from Biosite within FHC’s reasonable forecasted amounts pursuant to Section 3(c), FHC shall not promote, market, advertise, sell, or distribute any products in the Territory that are directly competitive with the Products, other than the [***], to which this section shall be inapplicable. Notwithstanding the foregoing, FHC shall have the right to promote, market, advertise, distribute and sell (i) products of a third party, competitive with the Products, which third party products FHC sells or distributes as of the Effective Date, as listed on Schedule H; (ii) any products of such third party which are subsequently added by such third party to its line of products listed on Schedule H, which are competitive with the Products, except those products in the same or equivalent testing format of the Products that read visually or read on a point of care instrument; (iii) any instruments that

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may include competitive assays to the Products which are instruments that are based on an automated random access instrument platform (with the exception of those instruments manufactured by or on behalf of [***], [***], [***], [***], [***] or [***] or their successors or assigns and which have a [***]) with a broad based menu of analytes such as chemistries, fertility, thyroid function, oncology, infectious disease, TDM, DOA, allergy, etc.; provided that all of the products referred to in Sections 3(b)(i)(iii) have a [***]; (iv) products of a third party which FHC sells or distributes as of the date that Biosite offers a new product to FHC under Section 1(k) of this Agreement, which products are competitive with the new product; provided, however, in each case that FHC immediately shall notify Biosite in writing of such products and if the parties mutually agree to terms under which FHC may distribute the new Biosite product, then such competitive product shall be added to Schedule H; (v) any products of such third party which are subsequently added by such third party to its line of products described in clause (iv) above, which are competitive with the Products, except those products in the same or equivalent testing format of the Products that read visually or read on a point of care instrument; provided, however, in each case that FHC immediately shall notify Biosite in writing of such products and if FHC elects to carry the new product then such competitive product shall be added to Schedule H; (vi) products (including instruments) of [***] or [***] (and any improvements, updates or extensions thereof)) marketed as of the Effective Date by [***] or [***] regardless of the list price of such instruments; and (vii) subject to Section 6(a)(i) products that are manufactured by an affiliate of FHC that are competitive with the Products. For the avoidance of doubt, notwithstanding the foregoing, except as may be permitted under Subsections (A) and (B) below and as may be permitted under Section 6(a)(ii), FHC shall not promote, market, advertise, sell, or distribute any products in the Territory for [***] other than (A) products (including instruments) of [***] or [***] (and any improvements, updates or extensions thereof)) marketed as of the Effective Date by [***] or [***] regardless of the list price of such instruments, and (B) Products. Additionally, nothing contained in this Agreement shall restrict the activities of FHC outside the Territory with respect to competing products. FHC may opt out of the requirements of this Section 3(b) at any time during the Extended Term by providing express written notice thereof to Biosite.

(A)                                                            In addition to the activities specifically allowed in Subsections (i) – (vii) of this Section 3(b)(i), with respect to any new Biosite product that is [***] that Biosite intends to sell as a [***] product ([***]), if Biosite is prohibited by contract from offering the [***] to FHC, then FHC shall have the right to promote, market, advertise, distribute and sell any product that [***] the same [***] but does not [***] any other of the [***] that [***] any Products.

(B)                                                              In addition to the activities specifically allowed in Subsections (i) – (vii) of this Section 3(b)(i), with respect to a Biosite product that is [***] of more

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than [***] (“[***]”), if Biosite is prohibited by contract from offering the [***] to FHC for distribution under this Agreement, then FHC shall have the right to promote, market, advertise, distribute and sell any product that measures any [***] that [***] the [***] other than a [***] that [***] any Products.

(ii)           No later than the earlier of [***] days after Biosite’s quarterly public disclosure of its financial results (“Financial Results”) or [***] days after the end of each calendar quarter (provided that Biosite has received from FHC on a timely basis any information reasonably necessary for Biosite to perform such calculation), Biosite shall calculate and provide FHC with a reasonably detailed written report calculating with respect to the applicable [***] period evidenced (or to be evidenced) in the Financial Results: (A) the sales of [***] and its affiliates [***] unaffiliated [***] in the [***] (“[***]”) and (B) the sale of [***] and its affiliates [***] unaffiliated [***] in the [***] plus [***] sales in the [***] less the applicable [***], or other similar adjustments between Biosite and FHC, for such Product sales (the sum of which shall be referred to as “[***]”), in each case net of all [***] and other [***] by [***] or its affiliates to any such [***]. If the [***] for such period exceeds [***] of the [***] for such period, then upon written notice by FHC (at the option of FHC in its sole discretion) delivered to Biosite within [***] days after the receipt from Biosite of Biosite’s written report, the provisions of Section 3(b)(i) immediately shall terminate and FHC shall have the right to sell any products that compete with the Products at its sole discretion. If FHC makes such election, then without any action by either party, (1) FHC’s distributorship shall become [***] and Biosite shall have the right to promote, market, advertise, distribute and sell Products direct to any customer or to enter into one or more distribution agreements with any third party (without restriction or obligation to FHC), and (2) either party thereafter shall have the right to terminate this Agreement on [***] days prior written notice to the other party. The provisions of Section 3(j) shall be applicable to any data necessary to verify the calculations as provided hereunder.

(iii)          FHC represents to Biosite that, as of October 19, 2005, , there are no products manufactured by affiliates of FHC that are competitive with the Products, except as set forth on Schedule 3(b)(iii). FHC shall immediately notify Biosite in writing if, after the Effective Date, an affiliate of FHC or FHC elects to distribute or sell any product described in clause (vii) of Section 3(b)(i). Concurrently with the execution of this Agreement, FHC shall provide Biosite a list of affiliates that manufacture, distribute or sell products in the United States as of the date of October 19, 2005. Such list shall be deemed FHC Confidential Information and subject to the provisions of Section 9.

(c)           FHC shall provide Biosite, on a monthly basis, with a written forecast of FHC’s estimated purchase requirements for each month in the ensuing three-month period for the Products (other than [***]), and in the ensuing six month period for [***]. Forecasted quantities for Products for the first and second month of each forecast period shall be

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binding, subject however to a variance of plus or minus [***] for the second month of each forecast and provided that in the first [***] months following the date of first Product shipment for any new Product, the second month forecast shall be subject to a variance of plus or minus [***]. Biosite shall use its good faith commercial efforts to sell such quantities to FHC. FHC shall include in each monthly forecast a good faith estimated allocation of FHC’s estimated purchase requirements for each month set forth in such report between the Territory and [***]; provided, however, that such estimated allocation is solely for informational purposes, shall not be binding on the parties and shall be used by Biosite solely for planning and administrative purposes.

(d)           FHC may return, for full credit or replacement, any Product for which FHC is required to give a customer a credit or replacement Product due to a claimed defect or deficiency in the Product, provided that FHC first obtains from Biosite a returned goods authorization which shall not be unreasonably withheld or delayed by Biosite.

(e)           Biosite shall review and advise FHC on compliance with all FDA requirements regarding the Products contained in FHC’s advertising and sales literature.

(f)            FHC hereby represents and warrants that neither FHC nor its agents or employees will make any representations or claims with respect to the Products which are not authorized in writing by Biosite. Subject to the provisions of Section 6(c) hereof, FHC agrees to and shall indemnify Biosite against, and hold Biosite harmless from, all claims, actions, costs, expenses and damages (including without limitation reasonable attorneys’ fees and expenses) arising out of: (i) representations or claims by FHC with respect to the Products which are not authorized by Biosite; (ii) willful act or omission by or on behalf of FHC in connection with the sale, marketing, promotion or distribution of the Products; (iii) failure by FHC to comply in any material respect with governmental regulatory requirements relating to the Products which are applicable to distributors of products; or (iv) material breach of this Agreement by FHC. Such indemnity shall be provided in accordance with the procedures set forth in Section 4(l) of this Agreement.

(g)           Each shipment from Biosite shall contain numbers identifying the manufacturing lot or lots for control purposes. FHC shall keep accurate records that will enable FHC to determine the Product lots received by specific customers of the Product. FHC shall make such information available to Biosite in the event of a Product recall or Product corrective action requested by Biosite or required by any governmental agency as soon as reasonably practicable but in no event later than ten (10) days after such request by Biosite. FHC shall provide Biosite with information regarding the prior month’s sales including the [***], and shall provide Biosite with such information in no event later than the last day of the month, during the Term and during any time thereafter that FHC sells any Product as permitted hereunder. Additionally, within ten (10) days after each of the Effective Date, not less than [***], and not more than [***], days prior to the commencement of the [***] and the [***] (if any), and within [***] days after the termination of this Agreement, FHC shall provide to Biosite [***].

***Confidential Treatment Requested

(h)           FHC shall comply with Biosite’s reasonable instructions regarding the storage and handling of the Products, and except as otherwise provided in this Agreement, FHC shall be solely responsible for the cost thereof.

(i)            At Biosite’s request, FHC shall submit to Biosite such other reports as are customarily provided by FHC to suppliers similarly situated with Biosite.

(j)            Both parties shall keep accurate records [***] of [***] for the [***]. Upon [***] and upon [***] during [***], each party shall [***] an [***] reasonably acceptable [***] being [***] or other [***] of the [***] being [***] to [***] such records in order to [***] any [***] or [***] reasonably required by the provisions of this Agreement, provided that [***] such [***] shall be permitted and the parties shall not be required to [***] such [***] for [***]. All information received as a [***] such [***] shall be subject to Section 9 of this Agreement.

(k)           FHC shall promptly advise Biosite of any changes in FHC’s organization or personnel which may materially, adversely affect FHC’s ability to perform under this Agreement, as well as any material changes affecting ownership or control of FHC.

(l)            At all times during the Term and during any time thereafter that FHC sells any Product as permitted hereunder, FHC shall maintain inventory of each Product sufficient to satisfy not less than FHC’s requirements for its reasonably forecasted sales of such Product for the immediately following [***].

(m)          FHC shall treat each [***] Product as [***], “[***]” or [***] status for [***] purposes for not less than the first [***] full calendar quarters during which such Product is an [***] Product hereunder. The [***] Products shall also be included in the portfolio of products handled by FHC’s product specialists.

(n)           To the extent otherwise permitted under this Agreement, if Biosite in good faith enters into a bona fide written agreement (a “Biosite/GPO Agreement”) with a group purchasing organization, integrated delivery network or similar entity (collectively, a “GPO”) pursuant to which (i) the facilities in the Territory having the right to purchase products under such GPO shall be obligated to purchase one or more Products at a purchase price (the “GPO Price”) specified in, or calculated under, such Biosite/GPO Agreement, the effective price to FHC, for Products sold to FHC for resale under such Agreement hereunder solely for resale to such facilities, shall be not greater than [***]. If Fisher objects to such pricing then the parties shall exercise good faith efforts to negotiate mutually agreeable pricing for a period of not less than fifteen (15) days. If the parties are unable to reach agreement on other pricing arrangements, then during the term of the GPO Agreement, Biosite shall have the right to promote, market, sell and distribute such Products to such GPO under the GPO Agreement, if Fisher refuses to sell the Products to the GPO member(s) at the GPO Price.

***Confidential Treatment Requested

(o)           To the extent that Section 952 of the Omnibus Reconciliation Act of 1980 (the “Act”) and the regulations promulgated thereunder are applicable to the distribution or delivery of Products to a customer, during the term of any written agreement with such customer and until the expiration of four (4) years after the last sale of a Product by FHC pursuant to such customer agreement, FHC will make available, to the same extent that Biosite is required to do so under the customer agreement, upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of any books, documents, records and other data of FHC that are necessary to verify the nature and extent of the costs incurred by the applicable customer in purchasing the Products.

4.             Conduct of Biosite.

(a)           Biosite shall ship promptly FHC’s orders for Products, but in any event not later than [***] days from receipt of each order for a Product, (other than [***]). Biosite shall use its reasonable efforts to ship FHC’s orders for [***] not later than [***] from receipt of each order for [***]. Subject to the provisions of Section 11 hereof, Biosite shall ship FHC orders for Products [***] (at which point title and risk of loss shall pass from Biosite to FHC), [***] or to such [***] as [***] may [***]. Biosite shall cooperate with FHC in arranging drop shipments of Products to customers on a case by case basis to include Products designated by Biosite as drop ship Products. [***]. [***].

(b)           Biosite shall notify FHC immediately in writing should Biosite become aware of any defect or condition which may render any Product in violation of any statute or regulation, or which in any way materially alters the specifications or quality of such Product.

(c)           Biosite shall provide to FHC’s sales personnel, at FHC’s premises or such other location as the parties may agree, at mutually convenient times, such training in the demonstration and use of the Products as may be reasonably requested by FHC. During such training, Biosite shall also address, in a reasonable manner, market information, strategies, and tactics to assist FHC’s performance of its obligations under this Agreement. All training material, instructors, demonstration/training products and other training costs and expenses therefor shall be borne by Biosite; provided, however, that FHC shall, at its expense, provide transportation and lodging for FHC personnel attending such training.

(d)           Biosite shall provide technical support to FHC’s sales personnel and customers and promptly provide to FHC such additional technical information developed or acquired by Biosite from time to time as may reasonably be expected to be of assistance to FHC in fulfilling its obligations hereunder. Biosite will provide, at its own expense, a toll free long distance telephone service for technical support for FHC customers and sales representatives.

(e)           Biosite shall provide at its expense reasonable quantities of such instruction manuals and point of sale literature as may from time to time be requested by FHC

***Confidential Treatment Requested

for use in connection with the distribution of the Products. Subject to FHC’s and Biosite’s prior written approval, the FHC name will be incorporated in Biosite’s advertising and literature intended for distribution in the Territory by FHC sales representatives, at FHC’s expense. If requested to do so by FHC, Biosite shall furnish FHC with suitable copy and photographs and other materials which the parties reasonably agree for use by FHC in cataloging the Products.

(f)            During the Term, Biosite shall provide FHC, upon request, with up to the number of Samples (as defined below) of each Product set forth on Schedule F, at the [***] set forth in Schedule F, to be used by FHC solely in connection with the promotion and marketing of such Product. A “Sample” shall mean, with respect to a Product, a sample unit of such Product [***] solely for the purpose of marketing and promoting such Product, and not for the purpose of commercial resale. Such Samples may not be sold by FHC and shall be marked by Biosite with the following legend: “FOR EVALUATION PURPOSES ONLY - NOT FOR RESALE.”

(g)           Any Products owned by FHC and rendered unsalable, in FHC’s reasonable commercial judgment, due to a change in any Product specification, discontinuation or elimination by Biosite of any Product from its product offering, release by Biosite of any materially improved or updated version of any Product, or any other material change in the Product outside of FHC’s control shall be repurchased from FHC by Biosite within thirty (30) days following FHC’s request therefor at the price paid for such Product(s) by FHC. Biosite shall additionally pay for return freight and related transportation and insurance charges for all such Products. Biosite’s release of a Product which has a longer shelf life shall not be deemed a material improvement under this Section 4(g).

(h)           Biosite shall promptly provide FHC with leads concerning prospective purchasers of the Products within the Territory in a format to be mutually agreed upon between the parties.

(i)            Biosite shall provide full and accurate written instructions on the Bill of Lading regarding the storage and handling of the Products.

(j)            Biosite shall ship the Products so that at least [***] of the shelf life of the Products will be remaining at the time of receipt at FHC’s facility, or at FHC’s customer’s facility, if drop shipped. Biosite shall take back for full credit plus shipping charges any dated Products shipped contrary to this provision, unless shipment of such short-dated Products was pre-approved in writing by FHC.

(k)           Biosite shall indemnify and hold FHC harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) resulting from all claims, demands, actions and other proceedings to the extent resulting from (i) representations or claims by or on behalf of Biosite with respect to the Products that are untrue or materially misleading when made; (ii) willful act or omission by or on behalf of Biosite in the sale, marketing, promotion or distribution of the Products hereunder; (iii) failure by Biosite to comply in any material respect with governmental regulatory requirements relating to the Products; (iv) infringement of any of the Products on any intellectual property rights of third parties; or (v) material breach of this Agreement by Biosite.

***Confidential Treatment Requested

(l)            A party (the “Indemnitee”) that intends to claim indemnification under Section 3(f) or Section 4(k) shall promptly notify the other party (the “Indemnitor”) of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnity obligations under Section 3(f) and Section 4(k) shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The Indemnitor may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of the Indemnitee without the prior express written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Section 3(f) or Section 4(k), as applicable.

5.             Price and Payment Terms.

(a)           Biosite shall charge FHC a Transfer Price for each [***] equal to the [***] Price (as defined below) for such [***] in effect on the date of FHC’s purchase order therefor.

(b)           Subject to Sections 5(k) and 5(l), Biosite shall charge FHC a Transfer Price per unit for each Product (other than Samples), equal to the List Price, as defined below in Section 5(f) for such Product, less the following discount:

(i)            [***] for [***], except for the [***] (Catalog No. [***]) and the [***] (Catalog No. [***]) which shall be discounted [***].

(ii)           [***] for [***] sales.

(iii)          [***] for [***] sales, except for [***] (Catalog No. [***]), [***] (Catalog No. [***]) and [***] (Catalog No. [***]) which shall be discounted [***].

(iv)          [***] for [***] set forth on Schedule E-1.

(v)           [***] for [***] set forth on Schedule E-2 and [***] sales.

***Confidential Treatment Requested

(vi)          Notwithstanding any provision of Section 5(b) to the contrary, the Transfer Price for the [***] Products shall equal the applicable List Price, less [***].

(vii)         Notwithstanding any provision of Section 5(b) to the contrary, the Transfer Price for each Product listed on Schedule K shall be as set forth on Schedule K.

The parties shall meet not less than yearly and attempt to reach mutually acceptable agreement on any necessary or desirable revisions to the applicable discounts from List Price per Product category (including those necessary or desirable to reflect an attempt to minimize additional payments from FHC to Biosite and/or rebates from Biosite to FHC).

(c)           [***] and the [***] set forth on Schedules B, C, D, E-1, E-2 and N [***]; provided, however, that [***] shall give at least [***]. [***] shall honor [***] at the [***] in effect immediately [***] the [***] of [***].

(d)           FHC shall pay for [***] and Products purchased pursuant to this Agreement [***] after the date of Biosite’s invoice.

(e)           FHC shall be entitled to resell the Products on such terms as it may, in its sole discretion, determine, including, without limitation, price, returns, credit, discounts, and promotions.

(f)            For purposes of this Section 5, the following definitions shall apply:

“Actual Selling Margin” shall mean Actual Selling Price - Transfer Price.

“Actual Selling Margin Rate” or “ASMR” shall mean:

[Actual Selling Price - Transfer Price]

Actual Selling Price

“Actual Selling Price” shall mean, with respect to any Product (other than [***]), the invoiced sales price, net of any discounts actually taken, which FHC or its affiliate charges to an unaffiliated customer for purchase of such Product.

“Guaranteed Selling Margin Rate” or “GSMR” shall mean, with respect to any Product (other than Samples), the margin rate that is set forth below for such Product.

“List Price” shall mean Biosite’s then-current list price for a Product, which list price may be adjusted only as provided in Section 5(c) above. The List Price for each Product as of the Effective Date of this Agreement (but subject to adjustment thereafter in accordance with Section 5(c)) is as set forth in the applicable exhibit attached hereto.

“[***] Price” shall mean, with respect to any [***], the price therefor set forth on Schedule F, as amended from time to time pursuant to Section 5(c).

***Confidential Treatment Requested

“Transfer Price” shall mean, with respect to any Product (other than [***]), the price calculated pursuant to Section 5(b) above which FHC is obligated to pay to Biosite for purchase of such Product.

Subject to the provisions of Section 5(i) below, FHC shall receive the “Guaranteed Selling Margin Rate” on Products as set forth below.

(i)            The GSMR for sales of each [***] to hospitals with [***] (excluding sales for evaluation or sample purposes) shall be as follows:

Through the end of the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]
From the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]
From the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]
After the end of the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]

(ii)           The GSMR for sales of each [***] to hospitals with [***] (excluding sales for evaluation or sample purposes) shall be as follows:

Through the end of the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]
From the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]
From the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]
After the end of the [***] after the first sale of such Product by Biosite to FHC hereunder	[***]

(iii)          For the purposes of this Agreement, with respect to the [***], the “first sale of such Product by Biosite to FHC hereunder” as provided in Sections 5(f)(i) and (ii) immediately above shall be deemed to have occurred on the Effective Date. The GSMR for sales of all Products (other than [***]) to all hospitals shall be [***].

For the purpose of determining the applicable Guaranteed Selling Margin Rate a “hospital” shall mean a building or real estate improvement and not a group of affiliated entities.

***Confidential Treatment Requested

(g)           In accordance with the payment terms set forth in Section 5(d) above, Biosite shall receive payment of the Transfer Price for Products shipped to FHC. Subject to the provisions of Section 5(i) below, should the Actual Selling Margin Rate be less than the GSMR for a Product unit, FHC is entitled to a rebate from Biosite for such Product unit. The rebate is calculated as follows:

[***]

(h)           Subject to the provisions of Section 5(i) below, should the ASMR exceed the GSMR for a Product unit, FHC will make an additional payment to Biosite for such Product unit. The additional payment is calculated as follows:

[***]

(i)            Within [***] after the end of each calendar month, FHC shall prepare and provide Biosite with a reasonably detailed written sales report which shall (i) set forth on a Product-by-Product basis the sales of Products by FHC and its affiliates to unaffiliated customers, and (ii) calculate on a Product-by-Product basis the Actual Selling Price, the ASMR and the GSMR therefor, and the net amount (if any) of the additional payments from FHC to Biosite and/or the rebates from Biosite to FHC owing under Section 5(g) for such calendar month. Such sales reports are, and shall remain the property of FHC, and shall be subject to Section 9 of this Agreement, but may be used by Biosite solely for the purposes of performance of its obligations and the exercise of its rights under this Agreement. Such report shall be based on sales by FHC and its affiliates, as reflected on FHC’s Key Supplier Report, on each Product during each calendar month. FHC shall pay to Biosite any such additional payment, and Biosite shall pay to FHC any such rebate, owing under Section 5(g) for each calendar month on or before the later of the fifteenth (15th) day of the following calendar month or ten (10) days after Biosite’s receipt of the applicable sales report for such calendar month. Biosite and its agents shall have the right, through an independent auditor chosen by Biosite and reasonably acceptable to FHC, on reasonable notice and not more than twice in each calendar year, to inspect and audit the relevant books and records of FHC and any of its relevant affiliates to verify the accuracy of such sales reports. Biosite shall pay the fees and expenses of such audit.

(j)            Except as set forth below in this Section 5(j) or as the parties otherwise mutually agree, if the Actual Selling Price of any Product unit is less than the List Price of such Product less [***], then for purposes of calculating ASMR and GSMR, and the amount of any rebate or additional payments under Section 5(g), the Actual Selling Price of such Product unit shall be deemed to be List Price of such Product less [***]. The foregoing limitation on the calculation of Actual Sales Price shall not apply to (i) to continuation of the discount rate or net price to existing customers during the Term and during any time thereafter that FHC sells any Product as permitted hereunder, (ii) any sales made pursuant to binding agreements between FHC and unaffiliated customers entered into prior to the Effective Date, or (iii) to discounts beyond such levels approved by Biosite.

(k)           Notwithstanding anything to the contrary contained in this Agreement, but subject to Section 5(l), in the case where the [***] described in Schedule D (the “[***]”) is not purchased but is instead leased by a FHC or Biosite customer over the term of the

***Confidential Treatment Requested

customer’s written agreement (a “Reagent Rental Agreement”), the following shall apply: (1) the Transfer Price paid to Biosite by FHC for the [***] shall at all times during the course of this Agreement be [***]; (2) there shall be no GSMR with respect to such [***]; and (3) the provisions of Sections 5(f)-(h) shall not apply.

(l)            Notwithstanding anything to the contrary contained in this Agreement, in the case where the [***] (as described in Schedule D) is not purchased but is instead leased by a FHC or Biosite customer over the term of the customer’s written agreement (a “Reagent Rental Agreement”), the following shall apply: (1) the Transfer Price paid to Biosite by FHC for the [***] shall at all times during the course of this Agreement be [***]; (2) there shall be no GSMR with respect to such [***]; and (3) the provisions of Sections 5(f)-(h) shall not apply.

(m)          Notwithstanding anything to the contrary contained in this Agreement, upon the expiration or termination of this Agreement, Biosite shall pay to FHC the [***] for any [***] or [***] under any and all Reagent Rental Agreements (as more particularly described in Sections 5(k) and 5(l) above) obtained pursuant to this Agreement or the Previous Distribution Agreements. For example, if a [***] is amortized at a rate of [***] per month over a [***] Reagent Rental Agreement and the customer pays this amount monthly together with (or as a part of) its purchase of reagents or controls, if the Agreement expires or is terminated with [***] remaining under the term of the Reagent Rental Agreement, then Biosite shall pay to FHC [***].

(n)           No later than [***] following the reduction of the GSMR of an [***] as provided in Section 5(f)(i) or 5(f)(ii), FHC shall multiply the percentage difference in the amount of the new and old GSMR by the [***] (as defined below) and the resulting amount shall be split evenly between the parties. FHC shall determine the [***] for each [***] by using the following formula:

(Actual Selling Price of such [***] invoiced by FHC in the [***] calendar month of the period with the new GSMR/number of units of such [***] invoiced by FHC in such month) X Number of units of such [***] in FHC inventory as of the date immediately prior to the change in GSMR causing this calculation

This calculation shall be done for each [***] individually. For example, if such [***] is first sold to FHC by Biosite on April 15, 2006, then no later than August 15, 2007, FHC shall calculate the [***] as follows:

(Actual Selling Price of such [***] Product invoiced by FHC in July 2007/number of units of such [***] Product invoiced by FHC in July 2007) X Number of units of such [***] Product in FHC inventory as of June 30, 2007

***Confidential Treatment Requested

For the sake of this example, FHC shall then multiply the [***] by [***] (the difference in the GSMR between the [***] after the first sale of such Product by Biosite to FHC and the [***]).

These provisions shall be in addition to, and not in lieu of, Sections 5(g) and (h).

(o)           Biosite shall provide FHC copies of each reagent rental agreement executed by Biosite with a Contract Customer in accordance with the terms of Section 2(g) of this Agreement as soon as practicable after execution by both Biosite and the applicable Contract Customer.

(p)           Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 5(f)-(o) shall apply exclusively to sales of Products [***], and the following provisions shall apply exclusively to sales of Products in [***]. For the sake of clarity, there shall be no GSMR for Products [***].

(i)            In accordance with the payment terms set forth in Section 5(d) above, Biosite shall receive payment of the [***] for Products shipped to FHC. Subject to the provisions of Section 5(p)(iii) below, for each unit of Product sold by FHC and its affiliates to unaffiliated customers in [***], should the [***] set forth in Schedule L be [***] than the [***] for such Product unit, FHC is entitled to a rebate from Biosite for such Product unit equal to the positive remainder of the [***] set forth in Schedule L, for such Product unit.

(ii)           Subject to the provisions of Section 5(p)(iii) below, for each unit of Product sold by FHC and its affiliates to unaffiliated customers in [***], should the [***] be less than the [***] Price set forth in Schedule L for such Product unit, FHC will make an additional payment to Biosite for such Product unit equal to the [***] set forth in Schedule L, less the [***], for such Product unit.

(iii)          Within [***] after the end of each calendar month, FHC shall prepare and provide Biosite with a reasonably detailed written sales report which shall (i) set forth on a Product-by-Product basis the sales of Products by FHC and its affiliates to unaffiliated customers in [***], and (ii) calculate on a Product-by-Product basis the net amount (if any) of the additional payments from FHC to Biosite and/or other rebates from Biosite to FHC owing under Sections 5(p)(i) and 5(p)(ii) for such calendar month. Such sales reports are, and shall remain the property of FHC, and shall be subject to Section 9 of this Agreement, but may be used by Biosite solely for the purposes of performance of its obligations and the exercise of its rights under this Agreement. Such report shall be based on sales by FHC and its affiliates, as reflected on FHC’s Key Supplier Report, on each Product during each calendar month. FHC shall pay to Biosite any such additional payment, and Biosite shall pay to FHC any such rebate, owing under Sections 5(p)(i) and 5(p)(ii) for each calendar month on or before the later of the [***] day of the following calendar month or [***] days after Biosite’s receipt of the applicable sales report for such calendar month. Biosite and its agents

***Confidential Treatment Requested

shall have the right, through an independent auditor chosen by Biosite and reasonably acceptable to FHC, on reasonable notice and not more than twice in each calendar year, to inspect and audit the relevant books and records of FHC and any of its relevant affiliates to verify the accuracy of such sales reports. Biosite shall pay the fees and expenses of such audit.

(iv)          [***] set forth in Schedule L shall be [***] on [***].

(q)           Current [***] or [***] Customers. The following provisions apply to customers who have purchased the [***] Products, other than the [***] (Catalog Number [***]) (the “[***]”), or the [***] Products in the last six months of [***]. In addition to the calculation set forth in Section 5(i) of the Agreement, within [***] after the end of each calendar month, FHC shall prepare and provide Biosite with a reasonably detailed written report which shall calculate the [***] for the [***] Products and the [***] Products, for such calendar month, per customer. On or before the due date for the payment described in Section 5(i) (if any) for such calendar month, FHC shall pay Biosite [***] the increase in the [***] of the [***] Products and the [***] Products from the [***], for such calendar month, per customer calculated as follows:

(([***] – [***] Price) x number of units of such Product sold to such customer) / 2

“[***]” shall be cumulative [***] Price for each such Product sold to a customer in the last [***] months of [***]/ number of units sold to such customer in the last [***] months of [***].

“[***]” shall be as follows:

(1)           for each [***] Product: for each customer, the cumulative [***] Price for each [***] Product sold to such customer during the specified period / number of such Products sold to such customer during the specified period.

(2)           for each [***] Product: for each customer, the cumulative [***] Price for each [***] Product sold to such customer during the specified period / number of Products sold to such customer during the specified period.

The calculations shall be done on customer-by-customer and product-by-product basis with each customer having its own [***] Price and [***] Price. Notwithstanding anything to the contrary contained in this Agreement, through the remainder of the Term and during any time thereafter that FHC sells any Product as permitted hereunder, for [***] Products and [***] Products only, for the purposes of calculating the [***] of the Agreement, the [***] Price for any customer shall be deemed to be the lower of (i) the [***] Price for such customer, and (ii) the [***] Price for such customer. This provision shall survive the expiration or termination of the Agreement to allow for the calculation regarding the final month of the Agreement.

***Confidential Treatment Requested

(r)            New [***] or [***] Customers. The following provisions apply to customers who have not purchased [***] Products or [***] Products in the last [***] months of [***] (“[***] or [***] Customers”). In addition to the calculation set forth in Section 5(i) of the Agreement, within [***] after the end of each calendar month, FHC shall prepare and provide Biosite with a reasonably detailed written report which shall calculate the [***] Price for the [***] and the [***] Products for such calendar month, per customer. On or before the due date for the payment described in Section 5(i) (if any) for such calendar month, FHC shall pay Biosite [***] of the [***] Price, for such calendar month, per customer calculated as follows:

([***] Price x [***]%) / [***]

“[***] Price” shall be as follows:

(1)           for each [***] Product: for each customer, the cumulative [***] Price for each [***] Product sold to such customer during the specified period.

(2)           for each [***] Products: for each customer, the cumulative [***] Price for each [***] Product sold to such customer during the specified period.

A customer may be a New [***] or [***] Customer for the purposes of only one category of Products ([***] Products or [***] Products). The calculations shall be done on a customer-by-customer and product-by-product basis with each customer having its own [***] Price. Notwithstanding anything to the contrary contained in this Agreement, through the remainder of the Term and during any time thereafter that FHC sells any Product as permitted hereunder, for New [***] Products or [***] Products Customers, for the purposes of calculating the [***] of the Agreement, the [***] Price for any customer shall be deemed to be [***] of the [***] Price for such customer. This provision shall survive the expiration or termination of the Agreement to allow for the calculation regarding the final month of the Agreement.

(s)           Notwithstanding anything to the contrary, Biosite shall be responsible for all rebates that it offers or otherwise provides to any customers, including Contract Customers, through its contracts, directly or indirectly, including GPO arrangements.

6.             Term and Termination.

(a)           This Agreement shall commence on the Effective Date and shall terminate on December 31, 2008 (the “Initial Term”). Except as otherwise set forth in this Agreement, (i) unless either party (in such party’s sole discretion) gives to the other party notice of non-renewal not less than [***] prior to the expiration of the Initial Term, this Agreement automatically shall be extended for a period of one (1) year following the expiration of the Initial Term (the “First Extended Term”), and (ii) unless either party (in such party’s sole discretion) gives to the other party notice of non-renewal not less than [***] prior to the expiration of the First Extended Term, this Agreement automatically shall be extended for a period of one

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(1) year following the expiration of the First Extended Term (the “Second Extended Term”); provided, however, if FHC exercises its right to opt out of the requirements of Section 3(b)(i), then this Agreement thereafter may not be further extended (subject to Section 2(g)(vi)). The First Extended Term and the Second Extended Term (if any), collectively, shall be referred to as the “Extended Term”. The Initial Term and the Extended Term, collectively, shall be referred to as the “Term”. Notwithstanding anything to the contrary contained in this Agreement, FHC may terminate this Agreement upon written notice to Biosite in the event that, in the case of Roche Diagnostics Corporation, et al., v. Biosite Incorporated, Case No: 1:04-CV-01848-LJM-VSS (or any ancillary or related litigation), Roche Diagnostics Corporation (or any other plaintiff in any ancillary or related litigation) is issued a preliminary or permanent injunction against Biosite with respect to the distribution of one or more of the Products, which injunction remains undismissed or unstayed for a period of not less than thirty (30) days, and in the event of such termination FHC shall cooperate with Biosite, and take such action as reasonably requested by Biosite, to facilitate a prompt and orderly transition to Biosite (or its designee) of all customer accounts regarding sales of Products to the extent possible, provided that the foregoing shall in no way limit FHC’s ability to promote, market, advertise, distribute or sell products (including products competitive to the Products) to all such customers following such termination.

(i)            In the event that Fisher Scientific International Inc., or one of its subsidiaries (either direct or indirect subsidiaries) acquires, whether through merger, asset purchase or otherwise, an entity or business operation that manufactures, promotes, markets, advertises, distributes or sells one or more products that compete with one or more of the Products, then FHC shall provide notice to Biosite of such transaction (a) within five (5) business days of the public disclosure of such transaction or (b) if there is no public disclosure, within ten (10) business days from the execution of a definitive agreement for the applicable transaction. The parties shall then promptly discuss the implications of such transaction. At such meeting, the parties shall discuss FHC’s intentions with respect to the distribution of the competitive product(s). In the event that FHC intends to distribute one or more of the competitive products in the Territory or in the event that FHC provides Biosite with a notice pursuant to Section 3(b)(iii) of its intention to promote, market, advertise, distribute or sell a competitive product that is manufactured by an affiliate, then upon written notice by Biosite (at the option of Biosite in its sole discretion) delivered to FHC within fifteen (15) days after such meeting, Biosite may, in its sole discretion, elect to (a) make no change with respect to the Agreement, or (b) have the distributorship immediately become non-exclusive and Biosite shall have the right to promote, market, advertise, distribute and sell Products direct to any customer or to enter into one or more distribution agreements with any third party (without restriction or obligation to FHC). In the event that Biosite elects to make the distributorship non-exclusive, at any time thereafter either party shall have the right to terminate this Agreement on [***] prior written notice to the other party.

(ii)  For the sake of clarity, in the event that Biosite elects to (a) have the distributorship become non-exclusive as provided in Section 6(a)(i) above or (b) terminate the Agreement as provided in Section 6(a)(i) above, during such [***] period, FHC shall have the right to promote, market, advertise, distribute and sell products that are competitive with the Products, including without limitation the products that are manufactured by an affiliate of FHC that are competitive with the Products.

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(b)           This Agreement may be terminated by a party, in the event the other party materially breaches its obligations hereunder and should fail to remedy such material breach within thirty (30) calendar days after receiving written notice of such material breach.

(c)           The rights and duties of each party under Sections 2(g)(vi), 3(a) to the extent such section provides for obligations after the Term, 3(d), 3(f), 3(g), 4(k), 4(l), 6(c), 7, 8, 9, 10, 14, 15, 19, 24 and 25 of this Agreement and Biosite’s obligations under the Continuing Guaranty as referred to in Section 10(a) hereof and attached hereto as Schedule A, shall survive termination of this Agreement and be enforceable in accordance with their terms. Upon any termination of this Agreement, the parties shall mutually agree upon a message (the “Message”) to be conveyed to all third parties concerning such termination of this Agreement and neither party shall make any statement (oral or written) relating to the parties’ relationship under this Agreement or pertaining to the termination of this Agreement inconsistent with such mutually agreed Message, except as otherwise required by law, regulation or court order (provided that the party making such statement shall give the other party reasonable notice of any such required statement and shall give the other party an opportunity to object to any such statement or to request confidential treatment therefor) or as necessary to enforce its rights under this Agreement. Additionally, FHC shall not make any statement regarding any Product after the termination of this Agreement that is not expressly permitted in the Message. Notwithstanding the preceding provisions of this Section 6(c), at all times after termination or expiration of this Agreement, (i) FHC shall have the right to create marketing materials that describe the attributes of the Products versus the attributes of third party products (provided that such information regarding the Products shall be based solely on publicly available information regarding the Products and not based on information obtained by FHC, or based on the parties’ relationship, under this Agreement or any prior written agreement between the parties), provided that FHC shall not take any action that would interfere with Biosite’s efforts to develop and maintain the reputation of and goodwill with respect to the Products, and (ii) Biosite shall have the right to communicate with Contract Customers for purposes of ordinary course of business customer support and regarding the status of delivery of their purchase commitments or agreements after the termination of this Agreement, provided that Biosite shall not take any action that would interfere with FHC’s efforts to develop and maintain its reputation and goodwill. The parties acknowledge that Biosite’s comparisons of its products (including the Products) to any other products shall not constitute interference with FHC’s efforts to develop and maintain its reputation and goodwill.

(d)           IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONTINGENT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF THE OTHER PARTY, OR ANY LOSS OF PROFITS OR REVENUE OF THE OTHER PARTY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), WARRANTY, STRICT LIABILITY OR OTHERWISE.

(e)           Subject to the following sentence, in no event shall either party, directly or indirectly, initiate or prosecute, or assist or induce any third party to initiate or prosecute (other than as required under court order or legal process such as a subpoena), any claim, demand, suit, action, cause of action or other adversary proceeding relating to or arising out of this Agreement or the subject matter of this Agreement, other than a claim, demand, suit, action, cause of action or other adversary proceeding to the extent alleging (1) a material breach of express contract under this Agreement (provided that if the alleged material breach is curable, (i) the non-breaching party has given written notice of such material breach and the breaching party has failed to remedy such material breach within thirty (30) days and (ii) during such thirty (30) day cure period, at the request of the party allegedly in breach, the parties shall meet and confer in good faith to discuss the grounds of the alleged breach), or (2) defamation through a statement made with “knowledge that it was false or with reckless disregard of whether it was false or not” by one party of the other. Nothing in this Section 6(e) shall in any way limit any claim, demand, suit, action, cause of action or other proceeding (i) that a party (“Asserting Party”) may have against the other party to the extent relating to or arising as a result of a third party claim, demand, suit, action, cause of action or other proceeding against the Asserting Party, provided that the Asserting Party can provide written evidence of such claim, demand, suit, action, cause of action or other proceeding by such third party or (ii) that a party may have against a third party relating to a Product.

7.             Trademarks.

(a)           Subject to the terms and conditions of this Agreement, Biosite hereby grants to FHC a nonexclusive, nontransferable, license during the Term and during any time thereafter that FHC sells any Product as permitted hereunder, without the right to sublicense, to use the trademarks (including, but not limited to the trademark “Triage”) and tradenames (including, but not limited to “Biosite Incorporated” and “Biosite”) relating to the Products (collectively, the “Biosite Marks”) solely for the purpose of promoting, marketing, selling, and distributing the Products.

(b)           All right, title, and interest in and to the Biosite Marks shall remain with Biosite. During the Term and thereafter, FHC will not contest Biosite’s exclusive right, title and interest in and to, or the validity of, the Biosite Marks. In addition, FHC will not in any manner represent that it has any interest in the Biosite Marks, except for the limited license provided herein. Use of the Biosite Marks by FHC shall inure to the sole benefit of and be on behalf of Biosite.

(c)           All Product units sold by Biosite to FHC will bear one or more of the Biosite Marks, and FHC shall not alter, remove or modify the Biosite Marks, nor affix any other trademark to the Product, without the prior express written consent of Biosite. FHC shall not utilize any of the Biosite Marks in connection with any promotional brochures or advertising materials relating to the Products without the prior express written consent of Biosite, which consent shall not be unreasonably withheld, delayed or conditioned. Biosite’s consent to the use of the Biosite Marks shall be conditioned upon such brochure or advertising materials clearly indicating Biosite’s ownership of the Biosite Marks.

(d)           All Product units purchased by FHC hereunder shall be marketed by it in the original packages under the original labels provided by Biosite, and FHC shall make no modifications, or alterations to such Product units or labels; provided, however, that FHC may affix labels or other indices which serve to identify FHC as a distributor of the Product, so long as they do not cover and are not inconsistent with any of Biosite’s Product labels or markings.

(e)           Nothing in this Agreement shall be construed as granting FHC any ownership interest in the Biosite Marks, and FHC acknowledges that it has been advised by Biosite of Biosite’s claim of ownership of the Biosite Marks. FHC agrees that it will do nothing inconsistent with such ownership. Specifically, FHC agrees that: it will not challenge the validity of, or Biosite’s ownership of, any of the Biosite Marks; it will not take any action that is inconsistent with, or may impair, Biosite’s right, title and interest to the Biosite Marks; it will not represent to any third party that it has any ownership interest in the Biosite Marks; and it will execute and deliver to Biosite any and all documents which Biosite may request to confirm in Biosite all right, title and interest in the Biosite Marks.

(f)            FHC shall make no statement to the press relating or referring to the Products without the prior express written approval of Biosite, which shall not be unreasonably withheld. Notwithstanding the foregoing, solely to the extent required by applicable law, FHC shall have the right to make a statement to the press relating or referring to the Products without the prior express written approval of Biosite, provided that FHC gives Biosite prompt written notice and together with a copy of such statement.

(g)           Either party shall promptly notify the other in writing of any challenges to the validity, infringement on or unauthorized use of any of the Biosite Marks, actual or threatened, that may come to such party’s attention. Biosite shall be responsible for and shall assume all expenses of the enforcement of the Biosite Marks.

(h)           Biosite recognizes that FHC is the owner of the trademarks and trade names denoting FHC or FHC products (collectively, the “FHC Marks”), which FHC may elect to use in the promotion and sale of the Products, and that Biosite has no right or interest in such FHC Marks; provided, however, that except as otherwise set forth in Section 7(b) hereof, no FHC labels, package inserts or other material shall accompany the Products without the prior express written approval of Biosite.

(i)            Biosite shall not utilize any FHC Marks in connection with any promotional brochures or advertising materials relating to the Products, or otherwise, without the prior express written consent of FHC. FHC’s consent to the use of the FHC Marks shall be conditioned upon such brochure or advertising materials clearly indicating FHC’s ownership of the FHC Marks. Nothing in this Agreement shall be construed as granting Biosite any license or ownership or other interest in the FHC Marks, and Biosite acknowledges that it has been advised by FHC of FHC’s claim of ownership of FHC’s Marks. Biosite agrees that it will do nothing inconsistent with such ownership and that all use of the FHC Marks will inure to the benefit of and be on behalf of FHC. Specifically, Biosite agrees that: it will not challenge the validity of, or FHC’s ownership of, any of the FHC Marks; it will not take any action that is inconsistent with, or may impair, FHC’s right, title and interest to the FHC Marks; it will not represent to any third party that it has any ownership interest in the FHC Marks; and it will execute and deliver to FHC any and all documents which FHC may request to confirm in FHC all right, title and interest in the FHC Marks.

(j)            Upon termination of this Agreement, FHC shall continue to be entitled to utilize the Biosite Marks on the terms agreed to previously by the parties in connection with FHC’s promotion, marketing, distribution and sale of units of Products as provided in this

Agreement, or remaining in FHC’s inventory and not repurchased by Biosite. Thereafter, except as herein provided, FHC shall terminate all use of Biosite Marks, and shall at Biosite’s request and at Biosite’s expense, destroy or return to Biosite all literature and other advertising and promotional materials bearing only the Biosite Marks. Notwithstanding the foregoing, FHC shall not be required to destroy its inventory of catalogs and other materials that include a reference to Biosite Products among other FHC distributed products and FHC shall be allowed to use all such materials in its business until same are depleted or revised. In the event of termination or expiration of this Agreement, FHC agrees to cooperate with Biosite and to execute any and all documents requested by Biosite for the purpose of canceling any registered user or other rights with respect to Biosite’s name and the Biosite Marks that FHC may have acquired in operating hereunder, or, at Biosite’s election, in transferring such rights to Biosite or its FHC designee. FHC also agrees to cooperate with Biosite in transferring any appropriate rights in connection with the Biosite Marks to Biosite and/or Biosite’s designee, at Biosite’s sole cost and expense, if Biosite desires to sell or have sold products in the Territory and Physician Office Practices (other than the Products) other than by FHC.

8.             Copyrights.

(a)           FHC hereby acknowledges that Biosite may claim copyright protection with respect to its package inserts and other supporting materials which it includes with each of the Product units, and FHC further acknowledges the validity of Biosite’s right to claim the copyright protection to such materials. FHC further acknowledges that Biosite has advised FHC that it has the sole and exclusive right to claim the copyright protection with respect to all of its package inserts and other supporting materials included with the Products, and FHC shall take no action which is in any way inconsistent with Biosite’s claim of copyright protection that it expects to make with respect to such materials.

(b)           In order to protect against infringement of Biosite’s copyright through unauthorized reproduction or duplication of its copyrighted materials, such materials included with the units of Products sold by Biosite to FHC shall bear appropriate copyright markings. Nothing contained in this Section 8 shall prohibit FHC from copying and distributing to its sales representatives Product advertising, literature and other materials prepared by or on behalf of Biosite for the purpose of fulfilling FHC’s obligations under this Agreement.

(c)           Either party shall promptly notify the other in writing of any infringements, whether within or without the Territory and Physician Office Practices, of any of Biosite’s copyrights which come to the attention of such party. FHC shall, at the request of Biosite, provide Biosite with all reasonable assistance in initiating and prosecuting any legal action against any infringer of Biosite’s copyrights within the Territory and Physician Office Practices; provided, however, that all costs incurred in connection with any such copyright infringement action shall be borne solely by Biosite.

9.             Trade Secrets and Confidential Information.

(a)           FHC may receive various trade secrets of Biosite and other information of Biosite (and in each such instance, at the time of disclosure to FHC, Biosite shall provide FHC with written notice that Biosite considers such information to be a trade secret or otherwise confidential) of a confidential nature (including but not limited to specific technical information concerning the Products). FHC agrees that it will not disclose to anyone, directly or indirectly, any of such confidential information, or use such confidential information other than as reasonably required in the course of its performance of its obligations and the exercise of its rights under this Agreement. Notwithstanding the foregoing, FHC may disclose such confidential information to the extent required by applicable law, regulation or court order, provided that FHC shall give Biosite reasonable notice of any such required disclosure and shall give Biosite an opportunity to object to any such disclosure or to request confidential treatment thereof. FHC shall, at Biosite’s option, return such information to Biosite or destroy all such data having physical form and all copies thereof. The obligations set forth in this Section 9(a) shall survive any termination of this Agreement for a period of [***].

(b)           Biosite may receive various trade secrets of FHC and other information of FHC of a confidential nature. Biosite agrees that it will not disclose to anyone, directly or indirectly, any of such trade secrets or other confidential information, or use such trade secrets or other confidential information other than as reasonably required in the course of its performance of its obligations and the exercise of its rights under this Agreement. Notwithstanding the foregoing, Biosite may disclose such trade secrets or other confidential information to the extent required by applicable law, regulation or court order, provided that Biosite shall give FHC reasonable notice of any such required disclosure and shall give FHC an opportunity to object to any such disclosure or to request confidential treatment thereof. Biosite shall, at FHC’s option, return such information to FHC or destroy all such data having physical form and all copies thereof. The obligations set forth in this Section 9(b) shall survive any termination of this Agreement for a period of [***].

(c)           Notwithstanding any provision set forth in this Section 9 to the contrary, the parties’ obligations under this Section 9 shall not apply to the extent that: (i) the confidential information, or any relevant part of it, can be shown to be in the public domain prior to the date of this Agreement; (ii) the confidential information, or any relevant part of it, becomes part of the public domain, other than by some unauthorized act or omission, after the date hereof; (iii) the confidential information, or any relevant part of it, is disclosed to such party by a third party who has the right to make such disclosure; (iv) express written permission to disclose the confidential information, or any relevant part of it, or to make use of same, is obtained from the non-disclosing party by the disclosing party; or (v) the information is developed independently of the confidential information by the other party based on written records maintained in the ordinary course.

(d)           Notwithstanding anything to the contrary, [***] and [***] provided to Biosite by FHC (whether under this Agreement or a prior agreement between the parties), including but not limited to the information provided to Biosite under [***], shall be jointly owned by both parties and shall not be subject to the terms and conditions set forth in Sections 9(a) or 9(b). Such [***] and [***] information may be used by either party for any lawful purpose, subject to the following restrictions: (i) Biosite shall not disclose sales [***] or [***] information disclosed to Biosite by FHC under this Agreement (or calculated by Biosite using information disclosed to Biosite by FHC under this Agreement) to any third party (excluding Biosite’s attorneys, accountants, or as may be required by applicable law, regulation or court order or as permitted

***Confidential Treatment Requested

under clauses (i) through (v) under Section 9(c) above); and (ii) Biosite shall not disclose any [***] or [***] disclosed to Biosite by FHC under this Agreement to [***], [***] or [***] (unless so required by applicable law, regulation or court order or as permitted under clauses (i) through (v) under Section 9(c) above). The terms and conditions of this Section 9(d) shall supersede any inconsistent terms and conditions that may appear in a prior agreement between the parties if the terms and conditions of any such prior agreement survive termination of such prior agreement.

10.           Biosite’s Warranties: Disclaimer of Warranties.

(a)           Biosite agrees that it shall execute and warrants that it shall abide by the terms of FHC’s Continuing Guaranty, a copy of which is attached hereto as Schedule A and which guaranty is incorporated herein by reference. The terms and provisions of the Continuing Guaranty shall survive the termination of this Agreement. Prior to the first shipment of Product to FHC, Biosite shall provide FHC with certificates of insurance which meet the requirements of paragraph D of the Continuing Guaranty. Biosite’s insurance carriers shall at all times during the Term be rated by Best’s as B+ or superior. Biosite is not aware after due inquiry of any circumstance which would prevent the issuance of such policy.

(b)           In addition to the warranties of Biosite set forth in this Agreement and in the Continuing Guaranty, Biosite warrants that each of the Products will conform to the specifications set forth in Product literature prepared by or on behalf of Biosite and that the Products will comply and be manufactured, packaged, sterilized (if applicable), labeled and shipped in compliance with all applicable federal, state and local laws, orders, regulations and standards. Biosite further warrants that the Products do not infringe upon the intellectual property rights of any third party.

(c)           Biosite and FHC shall extend to customers only the Product Warranty embodied in Schedule I hereto; provided that Biosite may modify such Product Warranty with FHC’s consent, which consent shall not be unreasonably withheld. Biosite shall not modify or amend the warranty during the Term without providing FHC with sixty (60) days, prior written notice. Biosite warrants and represents that the Products will perform in accordance with Biosite’s warranty.

(d)           Except for the warranties described in Sections 10 (a)-(c) hereof, all of which shall inure to the benefit of, and shall be enforceable by, FHC’s customers, Biosite MAKES NO WARRANTIES TO CUSTOMERS AND FHC SHALL NOT MAKE ANY OTHER WARRANTIES TO CUSTOMERS AS TO THE MERCHANTABILITY OR FITNESS OF THE PRODUCT FOR A PARTICULAR USE.

11.           Force Majeure.

The obligations of either party to perform under this Agreement shall be excused during each period of delay to the extent caused by such matters as strikes, shortages of power or raw materials, government orders or acts of God, which are reasonably beyond the control of the party obligated to perform. The affected party shall make all commercially reasonable efforts to remedy the effects of such force majeure. Any force majeure event shall not excuse performance

***Confidential Treatment Requested

by the party but shall delay performance, unless such force majeure continues for a period in excess of ninety (90) days. In such event, the party seeking performance may cancel its obligations hereunder.

12.           Notices.

Any notice required by this Agreement shall be in writing, and may be delivered in person, by nationally recognized overnight delivery service or by any lawful means to the party for whom intended at its address set forth below, and shall be effective on receipt.

If to Biosite:	Biosite Incorporated
9975 Summers Ridge Road
San Diego, California 92121
Telecopy: (858) 695-9853
Attn: Tom Watlington

with a copy to:	Morrison & Foerster LLP
3811Valley Centre Drive, Suite 500
San Diego, California 92130
Telecopy: (858) 523-2827
Attn: Mark R. Wicker, Esq.

If to FHC:	Fisher HealthCare
9999 Veterans Memorial Drive
Houston, Texas 77038
Telecopy: (281) 878-2293
Attn: General Counsel

with a copy to:	Fisher Scientific International Inc.
Liberty Lane
Hampton, New Hampshire 03842
Telecopy: (603) 929-2703
Attn: General Counsel

or such other address as provided in writing in the manner provided by this Section 12.

13.           Entire Agreement.

This Agreement, including Schedules and Exhibits, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreements, understandings and representations, whether written or oral, between the parties with respect to such subject matter. In ordering and delivery of the Products, the parties may employ their standard forms, but nothing in those forms shall be construed to modify or amend the terms of this Agreement.

14.           Attorneys’ Fees.

In the event any claim or counterclaim is asserted or action is commenced to enforce any of the rights or obligations of the parties under this Agreement, the prevailing party shall be entitled to collect from the other party, as part of the judgment rendered with respect to such claim or action, reasonable attorneys’ fees, expenses and court costs.

15.           Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CALIFORNIA CHOICE OF LAW PROVISIONS.

16.           Compliance With Applicable Laws.

In connection with the sale of the Products hereunder, Biosite and FHC shall comply with all applicable laws, regulations and orders of governmental bodies having jurisdiction in respect of activities contemplated by or covered under this Agreement, including without limitation, obtaining all necessary permits, licenses and regulations. FHC shall cooperate fully with Biosite, at Biosite’s sole cost and expense, in connection with securing and maintaining any governmental registration or other governmental permits required with respect to marketing the Products in the Territory and Physician Office Practices and FHC will notify Biosite of any local laws affecting the Products which may come to its attention.

17.           Assignment.

(a)           Subject to Sections 2(h) and 17(b), neither party shall assign or transfer this Agreement, by operation of law or otherwise, in whole or in part without the prior written consent of the other party in each and every instance, which consent may not be unreasonably withheld. If either party wishes to assign or otherwise transfer this Agreement, as aforesaid, in each instance the party seeking to assign or otherwise transfer this Agreement shall submit to the other party for such party’s review and approval as soon as practicable such information as the other party may reasonably request concerning the assignee or transferee and the party from which consent is sought shall have thirty (30) days following receipt of the fully responsive materials in which to review the same and approve or reject the assignment or transfer. In any event in which the party from which consent is sought reasonably rejects the assignment or transfer, this Agreement shall terminate [***] following the date on which the rejection is received by the party seeking to assign or transfer. The parties shall make best efforts to promptly and amicably wind up all outstanding matters concerning the subject matter of this Agreement.

(b)           Notwithstanding Section 17(a) above: (i) a merger, reorganization, recapitalization, sale or transfer of all or substantially all of the assets, change of control, or similar transaction of a party shall not be deemed an assignment or transfer of this Agreement subject to the provisions of Section 17(a) above, and (ii) FHC shall be entitled to assign this Agreement to an entity with which it is affiliated (by reason of greater than fifty percent (50%) ownership of the voting securities thereof), without the prior written consent of Biosite, but upon prior written notice to Biosite.

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18.           Amendments.

No amendment or modification of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized officer of the party to be bound.

19.           Existing Obligations.

Each party represents and warrants that the terms of this Agreement do not violate any existing obligations or contracts of it. Each party shall defend, indemnify and hold harmless the other party from and against any and all claims, demands, liabilities and causes of action that are hereafter made or brought against the other party that allege any such violation.

20.           Relationship of the Parties.

(a)           For the purposes of this Agreement, FHC and Biosite are deemed to be independent contractors and not the agent or employee of the other. Neither FHC nor Biosite shall have the authority to make any statements, representations or commitments of any kind, or take any action, which shall be binding on the other, except as provided for herein or authorized in writing by the party to be bound.

(b)           This Agreement does not grant any license from Biosite to FHC or from FHC to Biosite except as expressly provided herein.

21.           Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

22.           Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

23.           Approvals and Consents.

Each of the parties represents to the other that all necessary approvals of any third persons, the granting of which are necessary for the consummation of the transactions contemplated hereby, or for preventing the termination of any right, privilege, license or agreement or any right granted hereunder have been received by both parties to this Agreement.

24.           Miscellaneous.

Any payment obligation under this Agreement which shall be due from Biosite to FHC and for which no date of payment is specified in this Agreement shall be payable on the thirtieth (30th) day following the day on which the event occurs which triggers Biosite’s obligation to make any such payment.

25.                                 Further Assurances.

Biosite and FHC each shall perform any and all further acts and execute and deliver any and all further documents and instruments that may be reasonably necessary to carry out the provisions of this Agreement.

26.                                 Non-Solicitation.

During the term of this Agreement and for a one year period thereafter, neither party shall solicit for employment, or hire, the other party’s employees without the prior written consent of the other party.

27.                                 Relationship Summits.

Twice per year during the Term (or more or less frequently as the parties mutually determine), duly authorized representatives of each party shall meet and in good faith discuss the relationship of the parties. Discussions at such “relationship summits” may include but not be limited to marketing tactics and strategies and business growth plans for the Products.

28.                                 2004 Distribution Agreement.

The parties acknowledge and agree that the 2004 Distribution Agreement shall terminate simultaneously with the effectiveness of this Agreement and that all rights and obligations of the parties during the term of the 2004 Distribution Agreement shall be governed by the terms thereof.

IN WITNESS WHEREOF, the parties have, by their duly authorized officers, executed this Agreement on the date first set forth above.

BIOSITE INCORPORATED		FISHER SCIENTIFIC COMPANY L.L.C.

By:	/s/ Tom Watlington	By:	/s/ Kirk Kimler

Title:	Executive VP/ COO	Title:	President and GM

SCHEDULE 2(e)(iv)

Customers who have made at least one purchase directly from Biosite in 2005.

Cust #	Cust Name	City	State

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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***Confidential Treatment Requested

Cust #	Cust Name	City	State

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***Confidential Treatment Requested

SCHEDULE 3(b)(iii)

Product	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Product	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

Product	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

***Confidential Treatment Requested

SCHEDULE A

CONTINUING GUARANTY

A.                                   Biosite Incorporated (hereinafter referred to as “Seller”), having its principal office and place of business at 11030 Roselle, Ste. D, San Diego, California 92121, hereby guarantees that all Products (including their packaging, labeling and shipping) comprising each shipment or other delivery hereinafter made by Seller (hereinafter referred to as “Products”) to or on the order of Fisher Scientific Company L.L.C., a Delaware limited liability company, having its principal place of business at 2000 Park Lane, Pittsburgh, Pennsylvania 15275, or to any of its branches, divisions, subsidiaries, affiliates, or any of their customers (hereinafter collectively referred to as “Fisher”), pursuant to that certain Distribution Agreement effective as of July __, 2005 (the “Distribution Agreement”), between Seller and Fisher Scientific Company L.L.C., a Delaware limited liability company represented by its Fisher HealthCare division, are, as of the date of such shipment or delivery, in compliance with applicable federal, state and local laws, and any regulations, rules, declarations, interpretations and orders issued thereunder, including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended, and conform to representations and warranties made by Seller in its advertising, product labeling and literature.

B.                                     Further, with respect to any Product that is privately labeled for Fisher, if any, Seller agrees to make no change in such Products or the Fisher artwork on the labeling or packaging relating thereto without first obtaining the written consent of Fisher. Seller recognizes that Fisher is the owner of the trademarks and trade names connoting Fisher which it may elect to use in the promotion and sale of such private label Products and that Seller has no right or interest in such trademarks or trade names. Seller shall periodically analyze and review packaging and labeling for any Products which are private labeled for Fisher to ensure conformity with the provisions of paragraph A hereof and the adequacy of Product warnings and instructions.

C.                                     Seller hereby agrees that it will reimburse Fisher Scientific Company L.L.C., a Delaware limited liability company, for all reasonable out-of-pocket costs and expenses incurred in connection with any product corrective action or recall relating to the Products which is requested by Seller or required by any governmental entity.

D.                                    Seller agrees to procure and maintain product liability insurance with respect to the Products and contractual liability coverage relating to this Guaranty, with insurer(s) having Best’s rating(s) of A- or better, naming Fisher as an additional insured (Broad Form Vendors Endorsement), with minimum limits in each case of [***]. Seller shall promptly furnish to Fisher Scientific Company L.L.C., a Delaware limited liability company, a certificate of insurance and renewal certificates of insurance evidencing the foregoing coverages and limits. The insurance shall not be canceled, reduced or otherwise changed without providing Fisher with at least ten (10) days prior written notice.

E.                                      Subject to the provisions of Section 4(l) of the Distribution Agreement, Seller agrees to and shall protect, defend, indemnify and hold harmless Fisher Scientific Company L.L.C., a Delaware limited liability company, (and with respect to Subparagraph E.(i) below, the customers of Fisher Scientific Company L.L.C., a Delaware limited liability company) from any and all claims, actions, costs, expenses and damages, including reasonable attorney’s fees and expenses arising out of: (i) any actual or alleged patent, trademark or copyright infringement in the design, composition, use, sale, advertising or packaging of the Products; (ii) any breach of the representations or warranties set forth in this Guaranty; (iii) the sale or use of the Products where such liability results from the act or omission of Seller (whether for breach of warranty, strict liability in tort, negligence or otherwise). In each such case, Fisher shall give Seller prompt written notice of any such claim, shall permit Seller to assume sole control of the defense thereof and shall provide all reasonable assistance in connection with the defense of such claim. Fisher shall have the right to retain its own counsel and to participate in such defense, with the fees and expenses of such counsel to be paid by Seller, if representation of Fisher by counsel retained by Seller would be inappropriate due to actual differing interests between Fisher and any other party represented by such counsel in such proceeding.

F.                                      Seller agrees to and shall provide to Fisher Material Safety Data Sheets and other information concerning any Product as required by then applicable federal, state or local law.

***Confidential Treatment Requested

G.                                     Seller agrees to and shall accept, at its facility, all of Fisher’s unsold or expired Products containing hazardous chemicals, materials or substances for disposal, recycling or use. Fisher shall be responsible for packing and transportation costs to Seller. Seller shall be responsible for all other costs, including, without limitation, any costs associated with Seller’s disposal, recycling or use.

H.                                    If the Products to be furnished by Seller are to be used in the performance of a U.S. government contract or subcontract, those clauses of the applicable U.S. Government procurement regulation which are mandatorily required by Federal Statute to be included in U.S. Government subcontracts shall be incorporated herein by reference including, without limitation, the Fair Labor Standards Act of 1938, as amended.

I.                                         The representations and obligations set forth herein shall be continuing and shall be binding upon the Seller and his or its heirs, executors, administrators, successors and/or assigns, whichever the case may be, and shall inure to the benefit of Fisher Scientific Company L.L.C., a Delaware limited liability company, its successors and assigns and to the benefit of its officers, directors, agents and employees and their heirs, executors, administrators, and assigns.

J.                                        The agreements and obligations of Seller set forth in this Guaranty are in consideration of purchases made by Fisher from Seller and said obligations are in addition to (and supersede to the extent of any conflict) any obligations of Seller to Fisher or Fisher to Seller. This Guaranty shall be effective upon the first sale to Fisher of any Product by Seller, and the obligations of Seller under this

Guaranty shall survive and be enforceable in accordance with its terms.

SELLER

BIOSITE INCORPORATED
Name Under Which Seller’s Business is Conducted

/s/ Tom Watlington
Signature of Authorized Representative

Executive Vice President and COO
Title

October 19, 2005
Date

FISHER SCIENTIFIC COMPANY L.L.C., a Delaware limited liability company

/s/ Kirk Kimler
Signature of Authorized Representative

President and GM
Title

October 19, 2005
Date

SCHEDULE B

[***]

Catalog Number	Product	Size	List Price
[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	300 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	300 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	300 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]

[***]	[***]	25 tests	[***]
[***]	[***]	25 test	[***]

[***]	[***]	6x5 mL vials	[***]
[***]	[***]	6x5 mL vials	[***]
[***]	[***]	6x5 mL vials	[***]
[***]	[***]	2x2 vials	[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	[***]	25 each	[***]
[***]	[***]	25/pkg	[***]
[***]	[***]	25/pkg	[***]

***Confidential Treatment Requested

SCHEDULE C

[***]

Catalog Number	Product	Size	List Price
[***]	[***]	20 tests	[***]
[***]	[***]	20 tests	[***]

***Confidential Treatment Requested

SCHEDULE D

[***]

Catalog Number	Product	Size	List Price
[***]	[***]	25 test	[***]
[***]	[***]	2 x 2 vials	[***]
[***]	[***]	3 vials	[***]

[***]	[***]	2 x 2 vials	[***]
[***]	[***]	3 vials	[***]
[***]	[***]	25 Test	[***]

[***]	[***]	1 unit	[***]
[***]	[***]	1 unit	[***]
[***]	[***]		[***]

[***]	[***]	25 kits	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

***Confidential Treatment Requested

SCHEDULE E-1

[***]

Catalog Number	Product	Size	List Price
[***]	[***]	25 tests	[***]

***Confidential Treatment Requested

SCHEDULE E-2

[***]

Catalog Number	Product	Size	List Price
[***]	[***]	2x2 vials	[***]

[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	[***]	100 test	[***]
[***]	[***]		[***]
[***]	[***]		[***]

***Confidential Treatment Requested

SCHEDULE F

[***] PRICES

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
	[***]	[***]	[***]

Year
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***Confidential Treatment Requested

SCHEDULE G

FHC SUBDISTRIBUTORS

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***Confidential Treatment Requested

SCHEDULE H

[***]

[***]	[***]	Cardiac	Micro	DOA
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]

***Confidential Treatment Requested

SCHEDULE I

PRODUCT WARRANTY

Biosite’s express and implied warranties (including implied warranties of merchantability and fitness) are conditioned upon observance of Biosite’s published directions with respect to the use of Biosite’s diagnostic products. Remedies against Biosite for breach of warranty or other duty are limited solely to replacement or return of the purchase price of the affected products. Any such claim against Biosite must be made in writing and promptly pursued within one year from the date of delivery of goods. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL BIOSITE BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES.

SCHEDULE J

CONTRACT CUSTOMER INSERT

A.                                   “The terms and conditions contained in any invoice, sales acknowledgment, bill of lading, or other document supplied by Distributor to Customer shall (a) govern the relationship between Distributor and the Customer and (b) supersede any inconsistent terms and conditions of this Agreement and any exhibits attached hereto with respect to the terms of shipment and payment terms for Products delivered to Customer by the Distributor (which terms include, without limitation, acceptance, damage or loss in transit, credit terms, payment terms, and shipping terms, but exclude any warranty terms (which warranty terms shall be solely as expressly set forth in this Agreement)).”

B.                                     “Notwithstanding anything to the contrary contained in this Agreement, Customer acknowledges and agrees that it shall look only to Biosite (in accordance with the terms of this Agreement) and not to Distributor with respect to (i) warranty issues associated with the Products, (ii) product liability issues associated with the Products (unless to the extent caused by Distributor’s negligence or willful misconduct), (iii) third party intellectual property claims related to the Products, and (iv) indemnity obligations of Biosite set forth in this Agreement.”

Biosite and FHC agree that clause (iv) set forth in paragraph (B) above shall only be included in Contract Customer contracts in the event that Biosite has agreed to provide indemnity to the applicable Contract Customer.

SCHEDULE K

TRANSFER PRICES

Biosite	Fisher	Product Description	Transfer
Part#	Catalog#	Description	Price

[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]

[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]

[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]

[***]
[***]	[***]	[***]	$	[***]
[***]	[***]	[***]	$	[***]

***Confidential Treatment Requested

SCHEDULE L

[***]

Catalog Number	Product	Size	Price
[***]	[***]	25 tests	[***]
[***]	[***]	2 x 2 vials	[***]
[***]	[***]	5 x 1 vials	[***]
[***]	[***]	1 x 5 vials	[***]
[***]	[***]	2 packs, 50 tests/pack	[***]
[***]	[***]	1 Unit	[***]
[***]	[***]	1 Unit	[***]
[***]	[***]	1 Unit	[***]
[***]	[***]	1 CD	[***]
[***]	[***]	1 set	[***]
[***]	[***]	1 Unit	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	2 x 2 vials	[***]
[***]	[***]	1 x 5 vials	[***]

[***]	[***]	25 tests	[***]
[***]	[***]	2 x 2 vials	[***]

[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]

***Confidential Treatment Requested

[***]	[***]	25 tests	[***]
[***]	[***]	25 tests	[***]
[***]	[***]	6 x 5 vials	[***]
[***]	[***]	6 x 5 vials	[***]
[***]	[***]	6 x 5 vials	[***]
[***]	[***]	20 tests	[***]
[***]	[***]	20 tests	[***]
[***]	[***]		[***]
[***]	[***]	10 test kit size	[***]
[***]	[***]	3 vials	[***]
[***]	[***]	25 tests	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

***Confidential Treatment Requested

SCHEDULE M

OBLIGATIONS FOR [***]

With respect to [***], Biosite shall perform the obligations set forth below for the remainder of the Term.

[***]

With respect to [***], FHC shall perform the obligations set forth below for the remainder of the Term.

[***]

[***]

***Confidential Treatment Requested

SCHEDULE N

[***]

Catalog Number	Product	Size	List Price
[***]	[***]	25 tests	[***]
[***]	[***]	5x.25 ml	[***]
[***]	[***]	5x.25 ml	[***]
[***]	[***]	10x.25ml	[***]

***Confidential Treatment Requested